SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 28, 1998


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
             (Exact name of registrant as specified in its charter)


      California                   333-24111                   33-0761578
(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                File Number)               Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     WNC Housing Tax Credit Fund VI, L.P., Series 6 ("Series 6") has acquired a Local Limited Partnership Interest in Brighton Ridge Apartments, L.P. ("BRIGHTON"). BRIGHTON is sometimes hereinafter referred to as the "Local Limited Partnership."

         BRIGHTON owns the Brighton Ridge Apartments in Edgefield, South Carolina (the "Property" or the "Apartment Complex").

         The following tables contain information concerning the Property and the Local Limited Partnership identified herein:


                                                                                                           LOCAL
                                            ACTUAL OR                                                      LIMITED
                                            ESTIMATED     ESTIMATED                             PERMANENT  PARTNER-
                 PROJECT                    CONSTRUC-     DEVELOPMENT                           MORTGAGE   SHIP'S       YEAR
LOCAL            NAME AND                   TION          COST          NUMBER OF    BASIC      LOAN       ANTICIPATED  CREDITS
LIMITED          NUMBER        LOCATION     COMPLETION    (INCLUDING    APARTMENT    MONTHLY    PRINCIPAL  TAX CREDITS  TO BE FIRST
PARTNERSHIP      OF BUILDINGS  OF PROPERTY  DATE          LAND COST)    UNITS        RENTS      AMOUNT     (1)          AVAILABLE
---------------- ------------- ------------ ------------- ------------- ------------ ---------- --------- ------------- ------------
BRIGHTON         Brighton      Edgefield    August 1999   $2,165,675    20 1BR       $327       $614,559   $1,387,800   1999
                 Ridge         (Edgefield                               units        $402       FmHA (3)
                 Apartments    County),                                 12 2BR       $462
                               South                                    units        $512       $500,000
                 13 Buildings  Carolina                                 8 3BR units             HOME (4)
                 (2)                                                    4  4BR
                                                                        units


(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, Series 6 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 6 was a limited partner of the Local Limited Partnership, and during which the Property was completed and in service.

(2)      Rehabilitation property.

(3) FmHA will provide the first mortgage loan for a term of 40 years at an annual interest rate of 7%. Principal and interest will be payable monthly, based on a 40-year amortization schedule.

(4) HOME will provide the second mortgage loan for a term of 20 years at an annual interest rate of 1%. Principal and interest will be payable monthly, based on a 20-year amortization schedule.

Brighton (BRIGHTON): Brighton (population 2,500) is in Edgefield County, South Carolina, on U.S. Highway 25, approximately 25 miles north of Augusta. The major employers for Edgefield residents are Milliken & Co. (fabrics), Riegel Mount Vernon Mills (linens) and Menardi-Criswell (filters).


                                          LOCAL                                                                   ESTIMATED
                                          GENERAL                        SHARING RATIOS:                          ACQUISITION
LOCAL           LOCAL                     PARTNER        SHARING         ALLOCATIONS (4) AND                      FEES PAYABLE
LIMITED         GENERAL      PROPERTY     DEVELOPMENT    RATIOS:         SALE OR REFINANCING  SERIES 6's CAPITAL  TO FUND
PARTNERSHIP     PARTNERS     MANAGER (1)  FEE (2)        CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION (6)    MANAGER
--------------- ------------ ------------ -------------- --------------- -------------------- ------------------- ---------------
BRIGHTON        The          Insignia     $155,000       WNC:   Greater  98.989/.01/.001/1    $989,114            $92,000
                Piedmont     Residential                 of    20%   or  50/50
                Foundation   Group, L.P.                 $3,000
                of    South                              LGP:   70%  of
                Carolina,                                the balance
                Inc.                                     The balance:
                                                         30/70

(1) The Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Property. Although in some instances the maximum annual management fee payable to the property manager is determined pursuant to lender regulations, in most cases the fee is equal to market rate.

                                       2

(2) The Local Limited Partnership will pay its Local General Partner or an affiliate of its Local General Partner a development fee in the amount set forth, for services incident to the development and construction of the Property, which services include: negotiating the financing commitments for the Property; securing necessary approvals and permits for the development and construction of the Property; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 6.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 6 ("WNC") and the Local General Partner ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of (i) Series 6,
(ii) WNC Housing, L.P., an Affiliate of the Sponsor which is the special Class A limited partner, (iii) The Piedmont Foundation Inc., a Georgia non-profit corporation which is the special Class B limited partner, and (iv) the Local General Partner.

(5) Reflects the percentage interests of (i) Series 6 and (ii) the Local General Partner, in any net cash proceeds from sale or refinancing of the Property, after payment of the mortgage loan and other Local Limited Partnership obligations.

(6)  Series  6  will  make  its  capital  contributions  to  the  Local  Limited
Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Property have been fulfilled.

Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

b.       Proforma Financial Information

                  Proforma Balance Sheet, September 30, 1998 (Unaudited) Notes to Balance Sheet, September 30, 1998

c.       Exhibits

         10.1              To be filed by amendment.




                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 6
                       (A California Limited Partnership)
                        (A Development-Stage Partnership)
                             PROFORMA BALANCE SHEET
                               September 30, 1998

                                     ASSETS

                                        Historical            Proforma                 Proforma
                                          Balance           Adjustments                 Balance

Cash and cash equivalents                 $ 1,290,449          $ 2,569,040
                                                                     7,000
                                                                  (210,105)            $ 3,656,384

Subscriptions receivable                      278,000               (7,000)                271,000

Investment in limited partnerships          4,068,755            4,933,705
                                                                   210,105               9,212,565

Other assets                                      955                                          955
                                            ---------         ------------             -----------
                                                                        -
                                          $ 5,638,159          $ 7,502,745            $ 13,140,904
                                            =========           ==========              ==========


                        LIABILITIES AND PARTNERS' EQUITY
LIABILITIES:

Payables to limited partnerships          $ 3,069,164            $4,933,705             $ 8,002,869
Accrued fees and expenses due to
  general partner and affiliates               43,830                     -                  43,830
                                               ------            ----------               ---------
                                            3,112,994             4,933,705               8,046,699
                                            ---------             ---------               ---------

PARTNERS' EQUITY (DEFICIT)
  General partner                              (3,885)              (4,307)                 (8,192)
  Original limited partner                      1,000                     -                   1,000
  Limited partners                          2,528,050             2,573,347               5,101,397
                                            ---------             ---------               ---------
              Total partners' equity        2,525,165             2,569,040               5,094,205
                                            ---------             ---------               ---------

                                           $ 5,638,159          $ 7,502,745            $ 13,140,904
                                             =========           ==========              ==========

                                  - Unaudited -
                See Accompanying Notes to Proforma Balance Sheet
                                      FS-1


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
                       (A California Limited Partnership)
                        (A Development-Stage Partnership)
                    NOTES TO UNAUDITED PROFORMA BALANCE SHEET


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 6 financial statements dated September 30, 1998. WNC Housing Tax Credit Fund VI, L.P., Series 6 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As  of  September  30,  1998,  the   Partnership  had  acquired  a  limited
partnership interest in two limited partnerships: Trenton Village Apts., L.P. (TRENTON); and United Development Co., L.P. - 97.0 (UNITED 97.0). Subsequent to September 30, 1998, the Partnership has acquired an interest in Brighton Ridge Apartments, L.P. (BRIGHTON RIDGE) and Desloge Associates I, L.P. (DESLOGE), each of which owns one apartment complex, and is negotiating to acquire the limited partnership interests in three other partnerships that own five apartment complexes: Ottawa I, L.P. (OTTAWA); Preservation Partners I, L.P. (PRESERVATION); and West Mobile County Housing, Ltd. (WEST MOBILE). PRESERVATION owns the Autumn Ridge I Apartments (PRESERVATION AUTUMN), the Pontiac "A" Apartments (PRESERVATION PONTIAC) and the Shumway Apartments (PRESERVATION SHUMWAY). These investments commit the Partnership to capital contributions as follows:


                        BRIGHTON RIDGE                    $ 989,114
                        DESLOGE                           1,063,406
                        OTTAWA                              402,887
                        PRESERVATION AUTUMN                 166,332
                        PRESERVATION PONTIAC                166,101
                        PRESERVATION SHUMWAY                182,317
                        WEST MOBILE                       1,963,548
                                                          ---------
                                                         $4,933,705

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
                       (A California Limited Partnership)
                        (A Development-Stage Partnership)
                    NOTES TO UNAUDITED PROFORMA BALANCE SHEET


NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $2,569,040 reflects the net proceeds from October 1 to December 28, 1998 from issuance of 3,885 units of limited partners' capital ($3,087,250 less notes receivable and commissions and offering costs of $87,500 and $430,710, respectfully.) The second adjustment to cash and the adjustment to subscriptions receivable of $7,000 reflects the collection of subscriptions receivable from the above subscriptions. The adjustment to investment in limited partnerships and notes payable to limited partnerships of $4,933,705 reflects the Partnership's acquisition of the five limited partnership interests as if the Partnership's date of acquisition was September 30,1998. The second adjustment to investment in limited partnerships and the third adjustment to cash of $210,105 reflects the acquisition fee from the proceeds raised from October 1, 1998 to December 28, 1998.

The five limited partnerships (seven apartment complexes) were under construction or rehabilitation during the period presented and had no operations which should be reported. The Partnership will use the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6

Date: January 8, 1999            By:      WNC &  Associates, Inc.,
                                          General Partner

                                          By:      /s/ JOHN B. LESTER, JR.
                                                   John B. Lester, Jr.,
                                                   President


                                       6